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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (date of earliest event reported)           March 18, 2002
                                                  ------------------------------


                              TALARIAN CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                      000-31011                33-0323810
----------------------------      ------------------     -----------------------
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)



                                333 Distel Circle
                           Los Altos, California 94022
                           ---------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

Registrant's telephone number, including area code:         (650) 965-8050
                                                    ----------------------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)




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Item 5. Other Events
        ------------

        On March 18, 2002, Talarian Corporation ("Talarian") issued a joint press release with TIBCO Software Inc. ("TIBCO") announcing that they have received a request for additional information from the Antitrust Division of the U.S. Department of Justice, pertaining to the pending acquisition of Talarian by TIBCO. A copy of the joint press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits
        ---------------------------------

        (c)  Exhibits
             --------

             99.1 Press Release dated March 18, 2002.




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                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 18, 2002

                               TALARIAN CORPORATION



                               By:   /s/ MICHAEL A. MORGAN
                                  ---------------------------------------------
                                  Michael A. Morgan
                                  Vice President, Finance and Administration
                                  and Chief Financial Officer
                                  (principal accounting officer)




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                                INDEX TO EXHIBIT


   Exhibit
   Number                            Description of Exhibit
---------------     ------------------------------------------------------------

  99.1              Press Release dated March 18, 2002